PRELIMINARY COPY DATED MARCH 8, 2021 – SUBJECT TO COMPLETION
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12
MOHAWK GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:

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PRELIMINARY COPY DATED MARCH 8, 2021 – SUBJECT TO COMPLETION

MOHAWK GROUP HOLDINGS, INC.
37 East 18th Street, 7th Floor
New York, NY 10003
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
[•], [•], 2021
10:00 a.m. Eastern Time
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Special Meeting”) of Mohawk Group Holdings, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/MWK2021SM, on [•], 2021, at 10:00 a.m. Eastern Time, for the following purposes:
1.	To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of the Company’s common stock pursuant to the Senior Secured Note Due 2022.
2.	To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of the Company’s common stock pursuant to the Senior Secured Note Due 2023.
3.
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 469,931 shares of the Company’s common stock upon exercise of the Warrant to Purchase Common Stock, dated February 2, 2021.

4.
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 1,016,912 shares of the Company’s common stock pursuant to the Asset Purchase Agreement, dated February 2, 2021, by and among the Company, Truweo, LLC, Healing Solutions, LLC, Jason R. Hope and, for purposes of certain sections thereof, Super Transcontinental Holdings LLC, including pursuant to certain consulting agreements entered into in connection therewith.

5.
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 750,000 shares of the Company’s common stock upon exercise of the Warrant to Purchase Common Stock, dated February 9, 2021.

6.
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of the Company’s common stock pursuant to a senior secured note and upon exercise of a warrant to purchase common stock that may be issued in connection with a refinancing of the Senior Secured Note Due 2022 and the Senior Secured Note Due 2023.

7.
To approve the issuance of up to $[•] of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to [•]% below the market price of the Company’s common stock in accordance with Nasdaq Listing Rules 5635(b) and 5635(d).

8.
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

9.	To conduct any other business properly brought before the Special Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Special Meeting is [•], 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Special Meeting on or about [•], 2021.

By Order of the Board of Directors

Yaniv Sarig
Chief Executive Officer
New York, New York
[•], 2021
You are cordially invited to attend the Special Meeting virtually, via live webcast. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Special Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Special Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

MOHAWK GROUP HOLDINGS, INC.
37 East 18th Street, 7th Floor
New York, NY 10003
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2021
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (our “Board”) of Mohawk Group Holdings, Inc. (sometimes referred to as “we”, “us”, “Mohawk” or the “Company”) is soliciting the proxy of holders of our common stock, par value $0.0001 per share (the “Common Stock”), to approve each of the proposals described in this proxy statement (this “Proxy Statement”) at the Special Meeting of Stockholders (including any adjournment, postponement or continuation thereof, the “Special Meeting”). You are invited to attend the Special Meeting online and we request that you vote on the proposals described in this Proxy Statement.
We intend to mail this Proxy Statement, the Notice of Special Meeting and accompanying proxy card on or about [•], 2021 to all stockholders of record entitled to vote at the Special Meeting.
When and where will the Special Meeting be held?
Due to the public health impact of the ongoing COVID-19 pandemic, we have decided to hold the Special Meeting virtually. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose.
The Special Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/MWK2021SM on [•], 2021, at 10:00 a.m. Eastern Time. To be admitted, you must enter the control number included in your proxy materials. There is no physical location for the Special Meeting. We recommend you log in at least 15 minutes before the Special Meeting is scheduled to begin to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/MWK2021SM.
Who can vote at the Special Meeting?
Only stockholders of record as of the close of business on [•], 2021 (the “Record Date”) will be entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date.
Stockholder of Record: Shares Registered in Your Name
If as of the close of business on the Record Date, your shares of Common Stock are registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically during the Special Meeting or by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If as of the close of business on the Record Date, your shares of Common Stock are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Special Meeting online. However, because you are not the stockholder of record, you may not vote your shares electronically during the Special Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.
What am I voting on?
You are being asked to vote on the following proposals at the Special Meeting (the “Proposals”):
•	To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of our Common Stock pursuant to the Senior Secured Note Due 2022;
•	To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of our Common Stock pursuant to the Senior Secured Note Due 2023;
•
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 469,931 shares of our Common Stock upon exercise of the Warrant to Purchase Common Stock, dated February 2, 2021;

•
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 1,016,912 shares of our Common Stock pursuant to the Asset Purchase Agreement, dated February 2, 2021, by and among us, Truweo, LLC, Healing Solutions, LLC, Jason R. Hope and, for purposes of certain sections thereof, Super Transcontinental Holdings LLC, including pursuant to certain consulting agreements entered into in connection therewith;

•
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of up to 750,000 shares of our Common Stock upon exercise of the Warrant to Purchase Common Stock, dated February 9, 2021;

•
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of our Common Stock pursuant to a senior secured note and upon exercise of a warrant to purchase common stock that may be issued in connection with a refinancing of the Senior Secured Note Due 2022 and the Senior Secured Note Due 2023;

•
To approve the issuance of up to $[•] of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to [•]% below the market price of our Common Stock in accordance with Nasdaq Listing Rules 5635(b) and 5635(d); and

•
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the other proposals (the “Adjournment Proposal”).

What voting requirement applies to the Proposals discussed in this Proxy Statement?
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions, LLC on February 2, 2021 in connection with the Asset Purchase (as defined below), and (2) the 980,000 shares of Common Stock issued to High Trail Investments SA, LLC on February 9, 2021 pursuant to the exercise of the Warrant to Purchase Common Stock, dated December 1, 2020, is required for approval of each of Proposal Nos. 1 through 6. Under Nasdaq Listing Rules 5635(b) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon is required for approval of Proposal No. 7. The affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon is required for approval of the Adjournment Proposal.
What if another matter is properly brought before the Special Meeting?
Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.
What is the Board of Directors’ voting recommendation?
Our Board recommends that you vote “FOR” each of the Proposals.
How do I vote?
With respect to each Proposal, you may either vote “For” such Proposal, “Against” such Proposal or you may “Abstain” your vote for each Proposal. The procedures for voting are described below, based on your form of ownership.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares electronically during the Special Meeting online by visiting www.virtualshareholdermeeting.com/MWK2021SM on [•], 2021, at 10:00 a.m. Eastern Time. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/MWK2021SM, you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the meeting is scheduled to begin to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/MWK2021SM.
If you do not wish to vote electronically during the Special Meeting or you will not be virtually attending the Special Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:
•
To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•	To vote by proxy over the telephone, dial 1-800-690-6903 in the United States using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on [•], 2021 to be counted.
We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice or proxy materials containing voting instructions from that organization rather than from Mohawk. To ensure that your vote is counted, follow the voting instructions in the notice or proxy materials. In most cases, you may vote by internet or telephone. To vote electronically during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
How many votes do I have?
On each matter to be voted upon, holders of Common Stock will have one vote for each share of Common Stock they owned as of the Record Date for the Special Meeting.

Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies for the Special Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.
We have engaged D.F. King & Co., Inc. (“DF King”) for a fee of $7,500 to assist us in the mailing, collection and administration of proxies for the Special Meeting. If you have any questions about this Proxy Statement or the Special Meeting, you may contact DF King at:
D.F. King & Co., Inc.
48 Wall Street, 22 Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 290-6424
Email: MWK@dfking.com
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card to ensure that all of your shares of Common Stock are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed and executed proxy card with a later date;
•
You may submit a new proxy through the internet prior to 11:59 p.m. Eastern Time on [•], 2021 by going to “www.proxyvote.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-690-6903 in the United States using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003; or
•	You may attend the Special Meeting online and vote electronically during the Special Meeting. However, simply attending the Special Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.
Votes will be counted by the inspector of election appointed for the Special Meeting.
How are my shares voted if I give no specific instruction?
If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” each Proposal. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the persons named in the accompanying proxy card.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.
What is a broker non-vote?
Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”. Each of the Proposals is a non-discretionary matter and as such, if you do not instruct your bank, broker or other such holder how to vote your shares, no votes will be cast on your behalf on any Proposal.
What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Mohawk is incorporated), abstentions are counted as shares present and entitled to vote at the Special Meeting, but they are not counted as votes cast and therefore will have no effect on any of the Proposals.
Broker Non-Votes: Under the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are not permitted to vote the uninstructed shares of their customers on a discretionary basis on non-discretionary matters. Because broker non-votes are not entitled to vote on the Proposals, they will have no effect on the outcome of the vote on any Proposal at the Special Meeting. As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares, no votes will be cast on your behalf on any Proposal. Therefore, it is critical that you indicate your vote on each Proposal if you want your vote to be counted.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority in voting power of the outstanding shares of Common Stock are present electronically during the Special Meeting or represented by proxy. As of the Record Date, there were [•] shares of Common Stock outstanding. Thus, a total of [•] shares are entitled to vote at the Special Meeting and the holders of [•] shares of Common Stock representing at least [•] votes must be represented at the Special Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically during the Special Meeting. If there is no quorum, the chairperson of the Special Meeting or a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.
Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Special Meeting?
No, stockholders will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Special Meeting.
Do Mohawk’s executive officers and directors have a substantial interest in any of the matters to be acted upon at the Special Meeting?
Other than as set forth in this Proxy Statement, no person who is or has been our director or executive officer since the beginning of the last fiscal year, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Special Meeting.

Each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has entered into a voting agreement with us, pursuant to which he or she agreed to vote, at the Special Meeting, all shares of Common Stock that he or she holds in favor of Proposal Nos. 1 through 6. Please see the section of this Proxy Statement entitled “Background for Proposals—Letter Agreement” for additional information regarding these voting agreements.
How can I find out the results of the voting at the Special Meeting?
Voting results are expected to be announced at the Special Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the Special Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.
When are stockholder proposals due for our next annual meeting of stockholders?
Stockholders may submit proposals on matters appropriate for stockholder action at the 2021 annual meeting of our stockholders (“2021 Annual Meeting”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2021 Annual Meeting, a stockholder proposal must have been submitted in writing no later than January 18, 2021 to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003. If you wish to submit a proposal that is not to be included in the proxy materials for our 2021 Annual Meeting, your proposal generally must be submitted in writing to the same address no earlier than March 1, 2021, but no later than March 31, 2021. However, if the date of the 2021 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 29, 2021, to be considered for inclusion in proxy materials for our 2021 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003 a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting. If the date of the 2021 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, June 29, 2021 and you wish to submit a proposal that is not to be included in the proxy materials for our 2021 Annual Meeting, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting, and no later than the close of business on the later of (1) the 90th day before the date of the 2021 Annual Meeting , or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2021 Annual Meeting. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at http://www.sec.gov.
Who can I contact with questions about the Special Meeting?
If you have any questions about this Proxy Statement or the Special Meeting, you may contact DF King at:
D.F. King & Co., Inc.
48 Wall Street, 22 Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 290-6424
Email: MWK@dfking.com

BACKGROUND FOR PROPOSALS
November Term Loan
On November 30, 2020, we entered into a securities purchase agreement (the “2020 Securities Purchase Agreement”) with High Trail Investment SA LLC (the “High Trail SA”), pursuant to which, among other things, we agreed to issue and sell to High Trail SA, in a private placement transaction (the “2020 Private Placement”), in exchange for the payment by High Trail SA of $38.0 million, less applicable expenses as set forth in the 2020 Securities Purchase Agreement, (i) a 0% coupon senior secured promissory note in an aggregate principal amount of $43.0 million (as amended, the “2020 Note”) that will mature on December 1, 2022, and (ii) a warrant (as amended, the “2020 Warrant”) to purchase up to an aggregate of 2,864,133 shares of our Common Stock. As discussed below under the heading “—Letter Agreement”, on February 9, 2021, High Trail SA exercised the 2020 Warrant for 980,000 shares of our Common Stock and the 2020 Warrant was cancelled with respect to the remaining 1,884,133 unexercised shares subject thereto in exchange for the issuance of the Penny Warrant (as defined below).
The 2020 Note is a senior secured obligation of ours and ranks senior to all of our indebtedness (other than the indebtedness under the certain Amended and Restated Credit and Security Agreement, dated as of November 23, 2018, with MidCap Funding X Trust as agent and the lenders party thereto, as amended (the “MidCap Credit Facility”), to the extent of the value of the collateral securing such indebtedness). The 2020 Note will amortize in equal monthly installments of $1.8 million beginning in January 2021. All amortization payments and any redemption payments shall be payable solely in cash.
We may redeem all (but not less than all) of the 2020 Note at a price of 96% of the then-outstanding principal amount, plus accrued interest, if the 2020 Note is redeemed prior to August 1, 2021, 98% of the then-outstanding principal amount, plus accrued interest, if the 2020 Note is redeemed on or after August 1, 2021 but prior to January 1, 2022 and 100% of the then-outstanding principal amount, plus accrued interest, if the 2020 Note is redeemed on or after January 1, 2022. Subject to certain exceptions, upon the completion of any equity financing, we will be required to redeem (at par) a principal amount of the 2020 Note and the 2021 Note (as defined below) equal to no less than the greater of (i) 20% of the net proceeds of such equity financing, excluding net proceeds that will be used to make acquisitions, if any, and (ii) 5% of the net proceeds of such equity financing, in each case with a cap of $5.5 million per financing.
The 2020 Note imposes certain customary affirmative and negative covenants upon us, as well as covenants that (i) restrict us and our subsidiaries from incurring any additional indebtedness or suffering any liens, subject to specified exceptions, (ii) restrict us and our subsidiaries from making certain investments, subject to specified exceptions, (iii) restrict the declaration of any dividends or other distributions, subject to exceptions for specified subsidiaries, (iv) require us and our subsidiaries to maintain specified earnings, and (v) require us and certain of our specified subsidiaries to maintain minimum amounts of cash on hand. If an event of default under the 2020 Note occurs, High Trail SA can elect to redeem the 2020 Note for cash equal to 115% of the then-outstanding principal amount of the 2020 Note, plus accrued and unpaid interest, including default interest, which accrues at a rate per annum equal to 15% from the date of a default or event of default (the “2020 Event of Default Acceleration Amount”). If we fail to pay the 2020 Event of Default Acceleration Amount in cash, then High Trail SA may elect to redeem the 2020 Note and receive the unpaid portion of the 2020 Event of Default Acceleration Amount entirely or partially in shares of Common Stock (“2020 Note Shares”). The price at which any 2020 Note Shares will be issued to pay such 2020 Event of Default Acceleration Amount will be equal to 80% of the lesser of (i) the daily volume weighted average price (“VWAP”) on the date High Trail SA delivers notice of its election to redeem the 2020 Note for shares of Common Stock (the “2020 Event of Default Stock Payment Date”), and (ii) the average of the lowest two daily VWAPs during the ten trading day period ending on such 2020 Event of Default Stock Payment Date. High Trail SA also has the option of requiring us to redeem the 2020 Note if we undergo a fundamental change for the then-outstanding principal amount of the 2020 Note plus any accrued default interest thereon.
The 2020 Warrant was exercisable at an exercise price of $9.01 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, initially provided that it would be exercisable on June 1, 2021, expire five years from the date of issuance and would be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the 2020 Warrant, in which case the 2020 Warrant would also be exercisable on a cashless exercise basis at High Trail SA election. The 2020 Warrant included a provision that provides us with the right to require High Trail SA to exercise the 2020 Warrant if the price of our Common Stock exceeds 200% of the exercise price of the 2020 Warrant for 20 consecutive trading days and certain other conditions are satisfied.
The 2020 Note and the 2020 Warrant provided that in no event will the number of shares of Common Stock issued pursuant to the 2020 Note or upon exercise of the 2020 Warrant result in High Trail SA’s beneficial ownership exceeding 4.99% of our shares outstanding at the time such shares are to be issued (which percentage may be decreased or increased by High Trail SA, but to no greater than 9.99%, and provided that any increase above 4.99% will not be effective until the sixty-first (61st) day after notice of such request by High Trail SA to increase its beneficial ownership limit has been delivered to us).
As further described under the heading “—Letter Agreement” below, the 2020 Warrant was amended on February 2, 2021 to increase the price per share that the Common Stock must exceed for 20 consecutive trading days in order to trigger the mandatory exercise provision from $18.02 to $30.00 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. On February 8, 2021, the 2020 Warrant was further amended to provide that it was immediately exercisable and High Trail SA partially exercised the 2020 Warrant for 850,000 shares on February 8, 2021, and the remaining shares subject to the 2020 Warrant were cancelled in exchange for the issuance of the Penny Warrant.
The foregoing summaries of the 2020 Securities Purchase Agreement, the 2020 Note and the 2020 Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the 2020 Securities Purchase Agreement, the form of 2020 Note and the form of 2020 Warrant, which we filed as Exhibits 10.1, 4.1 and 4.2, respectively, to our Current Report on Form 8-K that we filed with the SEC on December 1, 2020, which are incorporated herein by reference.
February Term Loan
On February 2, 2021, we entered into a securities purchase agreement (the “2021 Securities Purchase Agreement”) with High Trail Investments ON, LLC (“High Trail ON”), an affiliate of High Trail SA, pursuant to which, among other things, we agreed to issue and sell to High Trail ON, in a private placement transaction (the “2021 Private Placement”), in exchange for the payment by High Trail ON of $14.025 million less applicable expenses as set forth in the 2021 Securities Purchase Agreement, (i) a 0% coupon senior secured promissory note in an aggregate principal amount of $16.5 million (as amended, the “2021 Note”) that will mature on February 1, 2023, and (ii) a warrant (as amended, the “2021 Warrant”) to purchase up to an aggregate of 469,931 shares of our Common Stock. We used all of the net proceeds from the 2021 Private Placement to fund the Asset Purchase (as defined below).
The 2021 Note is a senior secured obligation of ours and ranks senior to all of our indebtedness (other than the indebtedness under the MidCap Credit Facility to the extent of the value of the collateral securing such indebtedness). The 2021 Note does not have any amortization payments.
We may redeem all (but not less than all) of the 2021 Note at a price of 96% of the then-outstanding principal amount, plus accrued interest, if the 2021 Note is redeemed prior to October 1, 2021, 98% of the then-outstanding principal amount, plus accrued interest, if the 2020 Note is redeemed on or after October 1, 2021 but prior to March 1, 2022 and 100% of the then-outstanding principal amount, plus accrued interest, if the 2021 Note is redeemed on or after March 1, 2022. Subject to certain exceptions, upon the completion of any equity financing, we will be required to redeem (at par) a principal amount of the 2020 Note and the 2021 Note equal to no less than the greater of (i) 20% of the net proceeds of such equity financing, excluding net proceeds that will be used to make acquisitions, if any, and (ii) 5% of the net proceeds of such equity financing, in each case with a cap of $5.5 million per financing.
The 2021 Note imposes certain customary affirmative and negative covenants upon us, as well as covenants that (i) restrict us and our subsidiaries from incurring any additional indebtedness or suffering any liens, subject to specified exceptions, (ii) restrict us and our subsidiaries from making certain investments, subject to specified exceptions, (iii) restrict the declaration of any dividends or other distributions, subject to exceptions for specified subsidiaries, (iv) require us and our subsidiaries to maintain specified earnings, and (v) require us and certain of our specified subsidiaries to maintain minimum amounts of cash on hand. If an event of default under the 2021 Note occurs, High Trail ON can elect to redeem the 2021 Note for cash equal to 115% of the then-outstanding principal amount of the 2021 Note, plus accrued and unpaid interest, including default interest, which accrues at a rate per annum equal to 15% from the date of a default or event of default (the “2021 Event of Default

Acceleration Amount”). If we fail to pay the 2021 Event of Default Acceleration Amount in cash, then High Trail ON may elect to redeem the 2021 Note and receive the unpaid portion of the 2021 Event of Default Acceleration Amount entirely or partially in shares of Common Stock (“2021 Note Shares”). The price at which any 2021 Note Shares will be issued to pay such 2021 Event of Default Acceleration Amount will be equal to 80% of the lesser of (i) the daily VWAP on the date High Trail ON delivers notice of its election to redeem the 2021 Note for shares of Common Stock (the “2021 Event of Default Stock Payment Date”), and (ii) the average of the lowest two daily VWAPs during the ten trading day period ending on such 2021 Event of Default Stock Payment Date. High Trail ON also has the option of requiring us to redeem the 2021 Note if we undergo a fundamental change for the then-outstanding principal amount of the 2021 Note plus any accrued default interest thereon.
The 2021 Warrant has an exercise price of $25.10 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will become exercisable on August 2, 2021, has a term of five years from the date of issuance and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the 2021 Warrant (the “2021 Warrant Shares”), in which case the 2021 Warrant shall also be exercisable on a cashless exercise basis at High Trail ON’s election. The 2021 Warrant includes a provision that provides us with the right to require High Trail ON to exercise the 2021 Warrant if the price of our Common Stock exceeds 200% of the exercise price of the 2021 Warrant for 20 consecutive trading days and certain other conditions are satisfied.
The 2021 Note and the 2021 Warrant provided that in no event will the number of shares of Common Stock issued pursuant to the 2021 Note or upon exercise of the 2021 Warrant result in High Trail ON’s beneficial ownership exceeding 4.99% of our shares outstanding at the time such shares are to be issued (which percentage may be decreased or increased by High Trail ON, but to no greater than 9.99%, and provided that any increase above 4.99% will not be effective until the sixty-first (61st) day after notice of such request by High Trail ON to increase its beneficial ownership limit has been delivered to us).
In connection with the 2021 Securities Purchase Agreement, on February 2, 2021, we entered into (i) an amendment (the “SPA & Note Amendment”) to the 2020 Securities Purchase Agreement and the 2020 Note and (ii) an amendment (the “2020 Warrant Amendment”) to the 2020 Warrant. The SPA & Note Amendment amended the 2020 Securities Purchase Agreement and the 2020 Note to, among other things, allow for the issuance of the 2021 Note and to clarify how the issuance of the 2021 Note and certain of High Trail ON’s rights thereunder affects the 2020 Note and High Trail SA’s rights under the 2020 Note. The 2020 Warrant Amendment amended the 2020 Warrant to amend the provision that provides us with the right to require High Trail SA to exercise the 2020 Warrant if the price of our Common Stock exceeds 200% of the exercise price of the 2020 Warrant for 20 consecutive trading days and certain other conditions are satisfied to increase the price per share that the Common Stock must exceed for 20 consecutive trading days from $18.02 to $30.00 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions.
The foregoing summaries of the 2021 Securities Purchase Agreement, the 2021 Note, the 2021 Warrant, SPA & Note Amendment and the 2020 Warrant Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Securities Purchase Agreement, the form of 2021 Note, the form of 2021 Warrant, SPA & Note Amendment and the 2020 Warrant Amendment, which we filed as Exhibits 10.1, 4.1, 4.2, 4.3 and 4.4, respectively, to our Current Report on Form 8-K that we filed with the SEC on February 3, 2021, which are incorporated herein by reference.
Healing Solutions Acquisition
On February 2, 2021 (the “Closing Date”), we and our wholly owned subsidiary Truweo, LLC, a Delaware limited liability company (“Acquisition Sub”), entered into and closed the transactions contemplated by the Asset Purchase Agreement (the “Asset Purchase Agreement”) with Healing Solutions, LLC, a Delaware limited liability company (“Healing Solutions”), Jason R. Hope and, only for the purposes of certain sections thereof, Super Transcontinental Holdings LLC, a Delaware limited liability company. Pursuant to the Asset Purchase Agreement, we, among other things, purchased and acquired certain of Healing Solutions’ assets related to Healing Solutions’ retail and ecommerce business under the brands Healing Solutions, Tarvol, Sun Essential Oils and Artizen (among others), which is conducted through certain physical locations, virtual channels or websites, including amazon.com and healingsolutions.com (the “Asset Purchase”), and Acquisition Sub assumed certain liabilities of Healing Solutions.

As consideration for the Asset Purchase, we (i) paid to Healing Solutions $15,280,173 in cash (the “Cash Purchase Price”) and (ii) issued 1,387,759 shares of Common Stock to Healing Solutions, the cost basis of which was $24.01 (such basis being the volume-weighted average closing price per share of Common Stock, as reported on The Nasdaq Stock Market LLC, for the 10 consecutive trading days ending on the trading day immediately prior to the Closing Date) (the “Closing Shares”). At the closing of the Asset Purchase (the “Closing”), we withheld $1,993,496 of the Cash Purchase Price to serve as collateral for Healing Solutions’ payment of certain overdue trade payables to be released to Healing Solutions in accordance with the terms of the Asset Purchase Agreement.
In addition to the Cash Purchase Price and the Closing Shares, following the Closing, Healing Solutions is also entitled to receive (i) 170,042 shares of Common Stock in respect of certain inventory acquired under the Asset Purchase Agreement (the “Inventory Consideration Shares”), as such number of shares shall be adjusted (up to a maximum of 280,000 shares) pursuant to the terms thereof, and (ii) subject to the conditions set forth in the Asset Purchase Agreement, the Earn-Out Shares (as described below). The Inventory Consideration Shares shall be issued to Healing Solutions following the final determination of inventory values pursuant to the terms of the Asset Purchase Agreement, which determination is expected to occur approximately nine to ten months following the Closing Date and such shares shall be subject to vesting restrictions which shall lapse on the date that is the one year anniversary after the Closing Date.
Pursuant to the terms of the Asset Purchase Agreement, Healing Solutions is required to use its commercially reasonable efforts to identify one or more suppliers (other than Healing Solutions) of finished goods inventory of all SKUs that constitute assets acquired in the Asset Purchase (“New Suppliers”) and to initiate discussions with such New Suppliers for the purpose of negotiating new supply agreements between us or our affiliates, on the one hand, and the New Supplier, on the other hand, for the purchase of such SKUs following the Closing on terms acceptable to us in our sole discretion, acting reasonably. If, on or before the date that is 15 months after the Closing Date, an Earn-Out Consideration Event (as defined below) has occurred, then Healing Solutions shall be entitled to receive up to a maximum of 528,670 shares of Common Stock (the “Earn-Out Shares”), which number of shares is subject to reduction in accordance with the terms of the Asset Purchase Agreement based on the time period within which the Earn-Out Consideration Event occurs (if it occurs at all). An “Earn-Out Consideration Event” means the latter to occur of (i) us having entered into supplier agreements with New Suppliers in respect of each SKU that constitutes an asset acquired in the Asset Purchase and (ii) us having terminated each of the services provided to us under a transition services agreement that we entered into with Healing Solutions on the Closing Date such that no services are being provided thereunder.
The aggregate maximum number of shares of Common Stock that are issuable to Healing Solutions under the Asset Purchase Agreement, excluding the Closing Shares that have already been issued, is 808,670 shares.
In connection with the Asset Purchase Agreement and as of the Closing Date, we also entered into consulting agreements (the “Consulting Agreements”) with each of Richard Perry, Christopher Marshall and Quinn McCullough (collectively, the “Consultants”). The Consultants will provide certain consulting services to us for up to 15 months and if there is an Earn-Out Consideration Event, we may issue up to a maximum of 208,242 shares of Common Stock to the Consultants in the aggregate (the “Consulting Shares”), which number of shares is subject to reduction based on the time period within which the Earn-Out Consideration Event occurs under the Asset Purchase Agreement (if it occurs at all). As provided in the Consulting Agreements, if the Consultant is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), such Consultant may receive cash in lieu of shares of Common Stock pursuant to the terms of the Consulting Agreement.
The foregoing summaries of the Asset Purchase Agreement and the Consulting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and the Consulting Agreements, which we filed as Exhibits 2.1, 10.5, 10.6 and 10.7, respectively, to our Current Report on Form 8-K that we filed with the SEC on February 3, 2021, which are incorporated herein by reference.
Letter Agreement
On February 8, 2021, we entered into a Letter Agreement (the “Letter Agreement”) with High Trail SA, pursuant to which, among other things, (i) we and High Trail SA agreed to amend the terms of the 2020 Warrant to provide that the 2020 Warrant was immediately exercisable on a cash basis, (ii) High Trail SA agreed to exercise 980,000 shares of Common Stock subject to the 2020 Warrant (the “2020 Warrant Shares”) for an

aggregate payment to us of $8,829,800, (iii) we and High Trail SA agreed to cancel the unexercised portion of the 2020 Warrant in exchange for an aggregate payment by High Trail SA to us of $16,957,197 and the issuance by us to High Trail SA of a warrant to purchase 1,884,133 shares of Common Stock (the “Penny Warrant”), (iv) we agreed to seek stockholder approval (collectively, the “Stockholder Approvals”) at a stockholder meeting to be held no later than May 31, 2021 to issue shares of Common Stock in excess of the limitations imposed by Nasdaq Listing Rule 5635(a) and/or 5635(d) (collectively, the “Nasdaq Rules”) pursuant to the Additional Warrant (as defined below), the 2020 Note, the 2021 Note, the 2021 Warrant and the Asset Purchase Agreement, (v) we agreed to issue to High Trail SA a warrant to purchase 750,000 shares of our Common Stock (the “Additional Warrant”), (vi) we agreed to prepare and file by March 26, 2021 a registration statement (the “Registration Statement”) with the SEC for the purpose of registering for resale the 2020 Warrant Shares and the shares issuable upon exercise of the Penny Warrant (the “Penny Warrant Shares”), and (vii) High Trail SA agreed, for the first 30 days following the effectiveness of the Registration Statement, not to sell, or otherwise transfer or dispose of the 2020 Warrant Shares or Penny Warrant Shares on any day in an amount that is greater than 10% of the trading volume of the Common Stock for such day.
Pursuant to the Letter Agreement, High Trail SA exercised the 2020 Warrant for 980,000 shares, the 2020 Warrant was cancelled with respect to the remaining shares subject thereto in exchange for the issuance of the Penny Warrant and we issued the Penny Warrant and the Additional Warrant to the Investor on February 9, 2021.
The Penny Warrant has an exercise price of $0.01 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, is immediately exercisable, has a term of five years from the date of issuance and is exercisable on a cashless basis.
The Additional Warrant has an exercise price of $33.56 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, is immediately exercisable, has a term of the later of five years from the date of issuance and the date that is one year from the date that the Stockholder Approvals are obtained and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Additional Warrant (the “Additional Warrant Shares”), in which case the Additional Warrant shall also be exercisable on a cashless exercise basis at High Trail SA’s election. The Additional Warrant includes a provision that provides us with the right to require High Trail SA to exercise the Additional Warrant if the price of our Common Stock exceeds 200% of the exercise price of the Additional Warrant for 20 consecutive trading days and certain other conditions are satisfied. The Additional Warrant may not be exercised unless we obtain stockholder approval contemplated by the Nasdaq Rules to issue any shares of Common Stock upon exercise of the Additional Warrant.
The Penny Warrant and the Additional Warrant provide that in no event will the number of shares of Common Stock issued upon exercise of the Penny Warrant or the Additional Warrant result in High Trail SA’s beneficial ownership exceeding 9.99% of the Common Stock outstanding at the time of exercise (which percentage may be decreased or increased by High Trail SA, but to no greater than 9.99%, and provided that any increase will not be effective until the sixty-first (61st) day after notice of such request by High Trail SA to increase its beneficial ownership limit has been delivered to us).
On February 8, 2021, we entered into (i) an amendment (the “Second 2020 Note Amendment”) to the 2020 Note, (ii) an amendment (the “2021 Note Amendment”) to the 2021 Note, and (iii) an amendment (the “2021 Warrant Amendment”) to the 2021 Warrant.
The Second 2020 Note Amendment and the 2021 Note Amendment amended the 2020 Note and the 2021 Note, respectively, to provide that no shares of Common Stock may be issued pursuant thereto unless we obtain stockholder approval to issue shares of Common Stock pursuant thereto in excess of the limitations imposed by the Nasdaq Rules.
The 2021 Warrant Amendment amended the 2021 Warrant to provide that: (i) it may only be exercised for up to 134,348 shares of Common Stock unless we obtain stockholder approval contemplated by the Nasdaq Rules to issue additional shares of Common Stock in excess of 134,348 shares, (ii) its term shall be the later of five years from the date of issuance and the date that is one year from the date that the Stockholder Approvals are obtained, and (iii) the beneficial ownership limitation is increased from 4.99% to 9.99%.
In connection with the execution of the Letter Agreement, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a voting agreement (collectively, the

“Voting Agreements”) with us, pursuant to which he or she agreed to vote, at an annual or special meeting of stockholders, all shares of Common Stock that he or she holds in favor of the Stockholder Approvals. Pursuant to the Letter Agreement, we agreed to use best efforts to ensure that at least an aggregate of 850,000 shares of Common Stock remain subject to the Voting Agreements from the record date for such stockholder meeting until the Stockholder Approvals are obtained or the Voting Agreements are otherwise terminated.
The foregoing summaries of the Letter Agreement, the Penny Warrant, the Additional Warrant, the Second 2020 Note Amendment, the 2021 Note Amendment, the 2021 Warrant Amendment and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Letter Agreement, the form of Penny Warrant, the form of Additional Warrant, the Second 2020 Note Amendment, the 2021 Note Amendment, the 2021 Warrant Amendment and the form of Voting Agreement, which we filed as Exhibits 10.1, 4.1, 4.2, 4.3, 4.4, 4.5 and 10.2, respectively, to our Current Report on Form 8-K that we filed with the SEC on February 9, 2021, which are incorporated herein by reference.
Proposed Refinancing
As discussed in more detail under Proposal No. 6 below, we have entered into a non-binding term sheet with High Trail Capital LP (and funding entities) (“High Trail”) pursuant to which we expect to refinance the 2020 Note and the 2021 Note (the “Refinancing”). Pursuant to the Refinancing, we would issue (i) an 8% coupon senior secured promissory note in an aggregate principal amount of $110.0 million (the “Refinancing Note”) that will mature three years from the date of issuance, and (ii) a warrant to purchase shares of our Common Stock (the “Refinancing Warrant”) in exchange for the 2020 Note and 2021 Note, along with a cash payment to us of $57.7 million. The terms of the Refinancing Note will be substantially similar to the terms of the 2020 Note and the 2021 Note and the terms of the Refinancing Warrant will be substantially similar to the terms of the 2020 Warrant, the 2021 Warrant, the Penny Warrant and the Additional Warrant.
Reasons for Requesting Stockholder Approvals
Our Common Stock is listed on the Nasdaq Capital Market and, therefore, we are subject to the rules of The Nasdaq Stock Market LLC. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Further, Nasdaq Listing Rule 5635(a) requires that an issuer obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock or securities.
As described above, pursuant to the Letter Agreement, we agreed to seek the Stockholder Approvals at a stockholder meeting to be held no later than May 31, 2021 to issue shares of Common Stock in excess of the limitations imposed by the Nasdaq Rules pursuant to the 2020 Note, the 2021 Note, the 2021 Warrant, the Asset Purchase Agreement and the Additional Warrant.
Under the Nasdaq Rules, because we consummated the 2021 Private Placement in connection with the Asset Purchase, and because we consummated both the 2020 Private Placement and the 2021 Private Placement and entered into the Letter Agreement with High Trail SA and High Trail ON, an affiliate of High Trail SA, we cannot issue more than an aggregate of 4,386,240 shares of our Common Stock (which represented 19.99% of our outstanding shares of Common Stock immediately prior to the 2020 Private Placement) in connection with the 2020 Private Placement, the 2021 Private Placement, the Asset Purchase and the Letter Agreement, on a combined basis, unless our stockholders first approve the issuance of more than 4,386,240 shares of our Common Stock pursuant to the foregoing instruments and agreements. On February 2, 2021, we issued 1,387,759 shares of Common Stock in connection with the Asset Purchase, on February 2, 2021, we issued the 2021 Warrant, which is currently exercisable for 134,348 shares of our Common Stock, on February 9, 2021, we issued 980,000 shares of our Common Stock pursuant to High Trail SA’s exercise of the 2020 Warrant, and on February 9, 2021, we issued the Penny Warrant, which is currently exercisable for 1,884,133 shares of our

Common Stock, for an aggregate of 4,386,240 shares of our Common Stock issued or currently issuable. Therefore, we cannot issue shares pursuant to the 2020 Note, shares pursuant to the 2021 Note, 335,583 additional shares upon the exercise of the 2021 Warrant, the 280,000 Inventory Consideration Shares, the 528,670 Earn-Out Shares, the 208,242 Consulting Shares, or 750,000 shares upon the exercise of the Additional Warrant unless our stockholders approve the issuances of such shares. We are also seeking stockholder approval of the Refinancing as we would not be able to issue any shares pursuant to the Refinancing Note or upon exercise of the Refinancing Warrant unless we obtain stockholder approval to issue such shares pursuant to the Nasdaq Rules.
All share and price per share amounts disclosed in this Proxy Statement are subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions occurring after the date hereof.

PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF SHARES PURSUANT TO THE SENIOR SECURED NOTE DUE 2022
Please read “Background for Proposals—November Term Loan” for a description of the transactions related to this Proposal No. 1.
As disclosed above, pursuant to the 2020 Securities Purchase Agreement, we issued the 2020 Note with an aggregate principal amount of $43.0 million. If an event of default under the 2020 Note occurs, High Trail SA can elect to redeem the 2020 Note for cash equal to 115% of the 2020 Event of Default Acceleration Amount. If we fail to pay the 2020 Event of Default Acceleration Amount in cash, then High Trail SA may elect to redeem the 2020 Note and receive the unpaid portion of the 2020 Event of Default Acceleration Amount entirely or partially in 2020 Note Shares. The price at which any 2020 Note Shares will be issued to pay such 2020 Event of Default Acceleration Amount will be equal to 80% of the lesser of (i) the daily VWAP on the 2020 Event of Default Stock Payment Date, and (ii) the average of the lowest two daily VWAPs during the ten trading day period ending on such 2020 Event of Default Stock Payment Date (such lower price, the “2020 Note Shares Price”).
Pursuant to the Second 2020 Note Amendment, no shares of Common Stock may be issued pursuant to the 2020 Note unless we obtain stockholder approval to issue shares of Common Stock pursuant thereto in excess of the limitations imposed by the Nasdaq Rules. Because High Trail SA may request that we issue 2020 Note Shares pursuant to the 2020 Note if we fail to pay any 2021 Event of Default Acceleration Amount in cash, and in accordance with the Letter Agreement, we are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can issue shares of Common Stock pursuant to the 2020 Note.
Although we are currently in compliance with all of our covenants under the 2020 Note and do not expect any event of default to occur, in the event that such an event of default were to occur and we do not have sufficient cash on hand to pay the 2020 Event of Default Acceleration Amount, High Trail SA could request that we satisfy all or part of the 2020 Event of Default Acceleration Amount in shares of our Common Stock, which would alleviate the need for us to deplete existing cash reserves or raise additional financing to satisfy any such obligation to pay the 2020 Event of Default Acceleration Amount.
As discussed in Proposal No. 6 below, we are also seeking stockholder approval to issue shares in connection with a note and warrant proposed to be issued in connection with the Refinancing. If our stockholders approve Proposal No. 6 and we effectuate the Refinancing, the 2020 Note will be exchanged and terminated and of no further force or effect, which means that no shares will be issued pursuant to the 2020 Note. However, in the event that our stockholders do not approve Proposal No. 6 or we or High Trail otherwise determine not to proceed with or abandon the Refinancing, the 2020 Note will remain outstanding.
Possible Effects if Proposal No. 1 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 1 is approved, we will be able to issue shares of Common Stock pursuant to the terms of the 2020 Note if an event of default under the 2020 Note occurs, we fail to pay the 2020 Event of Default Acceleration Amount in cash and High Trail SA elects to redeem the 2020 Note and receive the unpaid portion of the 2020 Event of Default Acceleration Amount entirely or partially in shares of Common Stock. As of the Record Date, the 2020 Note had an outstanding principal amount of $[•] million. Assuming that the 2020 Event of Default Acceleration Amount is equal to 115% of the outstanding principal amount of the 2020 Note as of the Record Date, and that the 2020 Note Shares Price is equal to 80% of $[•], the closing price of our Common Stock on the Record Date, up to [•] shares of Common Stock could be issued pursuant to the 2020 Note, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the 2020 Note, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 1 is approved, our stockholders may experience dilution if shares of our Common Stock are ultimately issued pursuant to the 2020 Note in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders having a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the 2020 Note Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.

The foregoing calculation is provided solely for illustrative purposes and any shares of our Common Stock that may ultimately be issued pursuant to the 2020 Note will vary based upon the then-outstanding principal amount of the 2020 Note, the daily VWAP on the days prior to and on the 2020 Event of Default Stock Payment Date and what portion, if any, of the 2020 Event of Default Acceleration Amount that High Trail SA elects to request that we satisfy in shares of our Common Stock.
As discussed in Proposal No. 6 below, we are also seeking stockholder approval to issue shares in connection with a note and warrant proposed to be issued in connection with the Refinancing. If our stockholders approve Proposal No. 6 and we effectuate the Refinancing, the 2020 Note will be exchanged and terminated and of no further force or effect, which means that no shares will be issued pursuant to the 2020 Note.
Possible Effects if Proposal No. 1 is Not Approved
If Proposal No. 1 is not approved by our stockholders, then we may not issue shares of Common Stock in satisfaction of our obligation to pay the 2020 Event of Default Acceleration Amount and we will be obligated to satisfy the obligation to pay the 2020 Event of Default Acceleration Amount in cash. Although we are currently in compliance with all of our covenants under the 2020 Note and do not expect any event of default to occur, in the event that such an event of default were to occur and we do not have sufficient cash on hand to pay the 2020 Event of Default Acceleration Amount, in order to generate the cash needed to satisfy our obligation to pay the 2020 Event of Default Acceleration Amount, we would likely need to sell shares of our Common Stock in separate private placements or public offerings or obtain alternative sources of financing, which may be difficult to complete or may need to be completed at times or prices when the market conditions for our Common Stock or other sources of financing are not optimal and could in any event result in further dilution to our stockholders. If we are not able to generate the cash needed to satisfy our obligation to pay the 2020 Event of Default Acceleration Amount and do not then have sufficient unrestricted cash to pay the 2020 Event of Default Acceleration Amount, we will be in breach of our obligations under the 2020 Note and the 2021 Note.
In addition, if our stockholders do not approve this proposal at the Special Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Letter Agreement to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Recommendation
Our Board believes approval of Proposal No. 1 is in the best interests of our Company and our stockholders because it will provide us additional flexibility to be able to satisfy any obligation we have to pay the 2020 Event of Default Acceleration Amount, if triggered, in shares of our Common Stock. Accordingly, we believe approval of Proposal No. 1 is critical as it could give us the ability to satisfy any obligation to pay the 2020 Event of Default Acceleration Amount in shares of our Common Stock, which will help to preserve our cash resources for our planned operating activities.
Voting Agreements
In addition, as described above, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a Voting Agreement. Pursuant to the Voting Agreements, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has agreed to vote all shares of Common Stock that he or she holds in favor of Proposal No. 1.
Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of shares of Common Stock pursuant to the 2020 Note. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 1 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 1, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 1 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE SENIOR SECURED NOTE DUE 2022.

PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF SHARES PURSUANT TO SENIOR SECURED NOTE DUE 2023
Please read “Background for Proposals—February Term Loan” for a description of the transactions related to this Proposal No. 2.
As disclosed above, pursuant to the 2021 Securities Purchase Agreement, we issued the 2021 Note with an aggregate principal amount of $16.5 million. If an event of default under the 2021 Note occurs, High Trail ON can elect to redeem the 2021 Note for cash equal to 115% of the 2021 Event of Default Acceleration Amount. If we fail to pay the 2021 Event of Default Acceleration Amount in cash, then High Trail ON may elect to redeem the 2021 Note and receive the unpaid portion of the 2021 Event of Default Acceleration Amount entirely or partially in 2021 Note Shares. The price at which any 2021 Note Shares will be issued to pay such 2020 Event of Default Acceleration Amount will be equal to 80% of the lesser of (i) the daily VWAP on the 2021 Event of Default Stock Payment Date, and (ii) the average of the lowest two daily VWAPs during the ten trading day period ending on such 2021 Event of Default Stock Payment Date (such lower price, the “2021 Note Shares Price”).
Pursuant to the 2021 Note Amendment, no shares of Common Stock may be issued pursuant to the 2021 Note unless we obtain stockholder approval to issue shares of Common Stock pursuant thereto in excess of the limitations imposed by the Nasdaq Rules. Because High Trail ON may request that we issue 2021 Note Shares pursuant to the 2021 Note if we fail to pay any 2021 Event of Default Acceleration Amount in cash, and in accordance with the Letter Agreement, we are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can issue shares of Common Stock pursuant to the 2021 Note.
Although we are currently in compliance with all of our covenants under the 2021 Note and do not expect any event of default to occur, in the event that such an event of default were to occur and we do not have sufficient cash on hand to pay the 2021 Event of Default Acceleration Amount, High Trail ON could request that we satisfy all or part of the 2021 Event of Default Acceleration Amount in shares of our Common Stock, which would alleviate the need for us to deplete existing cash reserves or raise additional financing to satisfy any such obligation to pay the 2021 Event of Default Acceleration Amount.
As discussed in Proposal No. 6 below, we are also seeking stockholder approval to issue shares in connection with a note and warrant proposed to be issued in connection with the Refinancing. If our stockholders approve Proposal No. 6 and we effectuate the Refinancing, the 2021 Note will be exchanged and terminated and of no further force or effect, which means that no shares will be issued pursuant to the 2021 Note. However, in the event that our stockholders do not approve Proposal No. 6 or we or High Trail otherwise determine not to proceed with or abandon the Refinancing, the 2021 Note will remain outstanding.
Possible Effects if Proposal No. 2 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 2 is approved, we will be able to issue shares of Common Stock pursuant to the terms of the 2021 Note if an event of default under the 2021 Note occurs, we fail to pay the 2021 Event of Default Acceleration Amount in cash and High Trail ON elects to redeem the 2021 Note and receive the unpaid portion of the 2021 Event of Default Acceleration Amount entirely or partially in shares of Common Stock. As of the Record Date, the 2021 Note had an outstanding principal amount of $[•] million. Assuming that the 2021 Event of Default Acceleration Amount is equal to 115% of the outstanding principal amount of the 2021 Note as of the Record Date, and that the 2021 Note Shares Price is equal to 80% of $[•], the closing price of our Common Stock on the Record Date, up to [•] shares of Common Stock could be issued pursuant to the 2021 Note, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the 2021 Note, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 2 is approved, our stockholders may experience dilution if shares of our Common Stock are ultimately issued pursuant to the 2021 Note in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the 2021 Note Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline. The foregoing calculation is provided solely for illustrative purposes and any shares of our Common Stock that may ultimately be issued pursuant to the 2021 Note will vary based upon the then-outstanding principal amount of the 2021 Note, the daily VWAP on the days prior to and on the 2021 Event of Default Stock Payment Date and what portion, if any, of the 2021 Event of Default Acceleration Amount that High Trail ON elects to request that we satisfy in shares of our Common Stock.
As discussed in Proposal No. 6 below, we are also seeking stockholder approval to issue shares in connection with a note and warrant proposed to be issued in connection with the Refinancing. If our stockholders approve Proposal No. 6 and we effectuate the Refinancing, the 2021 Note will be exchanged and terminated and of no further force or effect, which means that no shares will be issued pursuant to the 2021 Note.
Possible Effects if Proposal No. 2 is Not Approved
If Proposal No. 2 is not approved by our stockholders, then we may not issue shares of Common Stock in satisfaction of our obligation to pay the 2021 Event of Default Acceleration Amount and we will be obligated to satisfy the obligation to pay the 2021 Event of Default Acceleration Amount in cash. Although we are currently in compliance with all of our covenants under the 2021 Note and do not expect any event of default to occur, in the event that such an event of default were to occur and we do not have sufficient cash on hand to pay the 2021 Event of Default Acceleration Amount, in order to generate the cash needed to satisfy our obligation to pay the 2021 Event of Default Acceleration Amount, we would likely need to sell shares of our Common Stock in separate private placements or public offerings or obtain alternative sources of financing, which may be difficult to complete or may need to be completed at times or prices when the market conditions for our Common Stock or other sources of financing are not optimal and could in any event result in further dilution to our stockholders. If we are not able to generate the cash needed to satisfy our obligation to pay the 2021 Event of Default Acceleration Amount and do not then have sufficient unrestricted cash to pay the 2021 Event of Default Acceleration Amount, we will be in breach of our obligations under the 2020 Note and the 2021 Note. In addition, if our stockholders do not approve this proposal at the Special Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Letter Agreement to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Recommendation
Our Board believes approval of Proposal No. 2 is in the best interests of our Company and our stockholders because it will provide us additional flexibility to be able to satisfy any obligation we have to pay the 2021 Event of Default Acceleration Amount, if triggered, in shares of our Common Stock. Accordingly, we believe approval of Proposal No. 2 is critical as it could give us the ability to satisfy any obligation to pay the 2021 Event of Default Acceleration Amount in shares of our Common Stock, which will help to preserve our cash resources for our planned operating activities.
Voting Agreements
In addition, as described above, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a Voting Agreement. Pursuant to the Voting Agreements, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has agreed to vote all shares of Common Stock that he or she holds in favor of Proposal No. 2.
Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of shares of Common Stock pursuant to the 2021 Note. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will count as votes against Proposal No. 2. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 2 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 2, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 2 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE SENIOR SECURED NOTE DUE 2023.

PROPOSAL NO. 3

APPROVAL OF ISSUANCE OF UP TO 469,931 SHARES UPON EXERCISE OF THE WARRANT TO PURCHASE COMMON STOCK, DATED FEBRUARY 2, 2021
Please read “Background for Proposals—February Term Loan” for a description of the transactions related to this Proposal No. 3.
As disclosed above, pursuant to the 2020 Securities Purchase Agreement, we issued the 2021 Warrant to purchase up to an aggregate of 469,931 shares of Common Stock. Pursuant to the 2021 Warrant Amendment, the 2021 Warrant may only be exercised for up to 134,348 shares of Common Stock unless we obtain stockholder approval contemplated by the Nasdaq Rules to issue additional shares of Common Stock in excess of 134,348 shares. We are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can issue the full 469,931 shares of Common Stock upon exercise of the 2021 Warrant.
Possible Effects if Proposal No. 3 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 3 is approved, we will be able to issue an additional 335,583 shares of Common Stock pursuant to the exercise of the 2021 Warrant, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the full 469,931 shares of Common Stock pursuant to the exercise of the 2021 Warrant, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 3 is approved, our stockholders may experience dilution if the 2021 Warrant is exercised in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the 2021 Warrant Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.
Possible Effects if Proposal No. 3 is Not Approved
If Proposal No. 3 is not approved by our stockholders, then we may not issue shares of Common Stock in satisfaction of the 2021 Warrant. In addition, if our stockholders do not approve this proposal at the Special Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Letter Agreement to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Recommendation
Our Board believes approval of Proposal No. 3 is in the best interests of our Company and our stockholders because it will provide us with additional financing if the 2021 Warrant is exercised. As described above, the 2021 Warrant is exercisable at a price of $25.10 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. If Proposal No. 3 is approved, then the 2021 Warrant will be exercisable for an additional 335,583 shares of Common Stock, which could result in an additional $8,423,133.30 in cash proceeds to us if exercised by High Trail ON on a cash basis. In addition, the 2021 Warrant contains a provision that provides us with the right to require High Trail ON to exercise the 2021 Warrant if the price of our Common Stock exceeds $50.20, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions (200% of the exercise price of the 2021 Warrant), for 20 consecutive trading days and certain other conditions are satisfied. Such funds would provide additional cash resources for our planned operating activities.
Voting Agreement
In addition, as described above, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a Voting Agreement. Pursuant to the Voting Agreements, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has agreed to vote all shares of Common Stock that he or she holds in favor of Proposal No. 3.

Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of the full 469,931 shares of Common Stock pursuant to the 2021 Warrant. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 3, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 3 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF UP TO 469,931 SHARES OF THE COMPANY’S COMMON STOCK UPON EXERCISE OF THE WARRANT TO PURCHASE COMMON STOCK, DATED FEBRUARY 2, 2021.

PROPOSAL NO. 4

APPROVAL OF ISSUANCE OF UP TO 1,016,912 SHARES PURSUANT TO THE ASSET PURCHASE AGREEMENT, DATED FEBRUARY 2, 2021, BY AND AMONG THE COMPANY, TRUWEO, LLC, HEALING SOLUTIONS, LLC, JASON R. HOPE AND, FOR THE PURPOSES OF CERTAIN SECTIONS THEREOF, SUPER TRANSCONTINENTAL HOLDINGS LLC, INCLUDING PURSUANT TO CERTAIN CONSULTING AGREEMENTS ENTERED INTO IN CONNECTION THEREWITH
Please read “Background for Proposals—Healing Solutions Acquisition” for a description of the transactions related to this Proposal No. 4.
As disclosed above, pursuant to the Asset Purchase Agreement, we paid the Cash Purchase Price and issued the Closing Shares to Healing Solutions at the Closing. In addition, following the Closing, Healing Solutions may also be entitled to receive the 170,042 Inventory Consideration Shares (which may be adjusted up to a maximum of 280,000 shares) and, subject to the completion of an Earn-Out Consideration Event, up to a maximum of 528,670 Earn-Out Shares. We also entered into the Consulting Agreements, pursuant to which we may issue up 208,242 Consulting Shares. We are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can issue up to an aggregate of 1,016,912 shares of Common Stock for the Inventory Consideration Shares, the Earn-Out Shares and the Consulting Shares.
Possible Effects if Proposal No. 4 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 4 is approved, we will be able to issue up to an additional 1,016,912 shares of Common Stock pursuant to the terms of the Asset Purchase Agreement and the Consulting Agreements, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the Asset Purchase Agreement and the Consulting Agreement, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 4 is approved, our stockholders may experience dilution if the Inventory Consideration Shares, the Earn-Out Shares or the Consulting Shares are issued in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the Inventory Consideration Shares, the Earn-Out Shares and the Consulting Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.
Possible Effects if Proposal No. 4 is Not Approved
If Proposal No. 4 is not approved by our stockholders, then we may not issue shares of Common Stock in satisfaction of our obligations under the Asset Purchase Agreement and/or the Consulting Agreements, and would be in breach of such agreements. In addition, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Letter Agreement to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Recommendation
Our Board believes approval of Proposal No. 4 is in the best interests of our Company and our stockholders. If Proposal No. 4 is not approved, then we will not be able to issue the Inventory Consideration Shares, the Earn-Out Shares or the Consulting Shares pursuant to the Asset Purchase Agreement or the Consulting Agreements, and we would be in breach of such agreements. We may then be required to make cash payments in lieu of the Inventory Consideration Shares, the Earn-Out Shares or the Consulting Shares, which would reduce our cash resources. Accordingly, we believe approval of Proposal No. 4 is critical as it will give us the ability to meet our obligations to issue the Inventory Consideration Shares, the Earn-Out Shares and the Consulting Shares, which will help to preserve our cash resources for our planned operating activities.
Voting Agreements
In addition, as described above, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a Voting Agreement. Pursuant to the Voting Agreements, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has agreed to vote all shares of Common Stock that he or she holds in favor of Proposal No. 4.
Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of any Inventory Consideration Shares, Earn-Out Shares and Consulting Shares pursuant to the Asset Purchase Agreement and the Consulting Agreements. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 4 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 4, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 4 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF UP TO 1,016,912 SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE ASSET PURCHASE AGREEMENT, DATED FEBRUARY 2, 2021, BY AND AMONG THE COMPANY, TRUWEO, LLC, HEALING SOLUTIONS, LLC, JASON R. HOPE AND, FOR THE PURPOSES OF CERTAIN SECTIONS THEREOF, SUPER TRANSCONTINENTAL HOLDINGS LLC, INCLUDING PURSUANT TO CERTAIN CONSULTING AGREEMENTS ENTERED INTO IN CONNECTION THEREWITH.

PROPOSAL NO. 5

APPROVAL OF ISSUANCE OF UP TO 750,000 SHARES PURSUANT THE WARRANT TO PURCHASE COMMON STOCK, DATED FEBRUARY 9, 2021
Please read “Background for Proposals—Letter Agreement” for a description of the transactions related to this Proposal No. 5.
As disclosed above, pursuant to the Letter Agreement, we issued the Additional Warrant to purchase up to an aggregate of 750,000 shares of Common Stock. Pursuant to the terms of the Additional Warrant, no shares of Common Stock may be issued pursuant to the Additional Warrant unless we obtain stockholder approval to issue shares of Common Stock pursuant thereto. We are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can issue up to 750,000 shares of Common Stock pursuant to the Additional Warrant.
Possible Effects if Proposal No. 5 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 5 is approved, we will be able to issue up to an aggregate of 750,000 shares of Common Stock pursuant to the exercise of the Additional Warrant, which amount would represent [•]% of our total outstanding Common Stock following the issuance of 750,000 shares of Common Stock pursuant to the exercise of the Additional Warrant, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 5 is approved, our stockholders may experience dilution if the Additional Warrant is exercised in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the Additional Warrant Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.
Possible Effects if Proposal No. 5 is Not Approved
If Proposal No. 5 is not approved by our stockholders, then we may not issue shares of Common Stock in satisfaction of the Additional Warrant. In addition, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Letter Agreement to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Recommendation
Our Board believes approval of Proposal No. 5 is in the best interests of our Company and our stockholders because it will provide us with additional financing if the Additional Warrant is exercised. As described above, the Additional Warrant is exercisable at a price of $33.56 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. If Proposal No. 5 is approved, then the Additional Warrant will be exercisable for 750,000 shares of Common Stock, which could result in an additional $25.17 million in cash proceeds to us if exercised by High Trail SA on a cash basis. In addition, the Additional Warrant contains a provision that provides us with the right to require High Trail SA to exercise the Additional Warrant if the price of our Common Stock exceeds $67.12, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions (200% of the exercise price of the Additional Warrant), for 20 consecutive trading days and certain other conditions are satisfied. Such funds would provide additional cash resources for our planned operating activities.
Voting Agreements
In addition, as described above, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into a Voting Agreement. Pursuant to the Voting Agreements, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, has agreed to vote all shares of Common Stock that he or she holds in favor of Proposal No. 5.

Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of up to an aggregate of 750,000 shares of Common Stock pursuant to the Additional Warrant. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 5 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 5, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 5 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF UP TO 750,000 SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE WARRANT TO PURCHASE COMMON STOCK, DATED FEBRUARY 9, 2021.

PROPOSAL NO. 6

APPROVAL OF THE ISSUANCE OF SHARES PURSUANT TO A SENIOR SECURED NOTE AND UPON EXERCISE OF A WARRANT TO PURCHASE COMMON STOCK THAT MAY BE ISSUED IN CONNECTION WITH A REFINANCING OF THE SENIOR SECURED NOTE DUE 2022 AND THE SENIOR SECURED NOTE DUE 2023
We are seeking to approve a refinancing (the “Refinancing”) of the 2020 Note and the 2021 Note with High Trail Capital LP (and funding entities) (“High Trail”). Although we have not yet entered into definitive agreements for the Refinancing, we currently expect to effectuate the Refinancing and have described below the material terms thereof as set forth in the non-binding term sheet entered into between us and High Trail. However, the term sheet is not binding on either party and we or High Trail may determine not to proceed with or abandon the Refinancing at any time after the date of this Proxy Statement. To the extent our stockholders approve this Proposal No. 6 and we do not effectuate the Refinancing within three months from the date of stockholder approval, such approval will be null and void and of no further force or effect.
Pursuant to the Refinancing, we would issue (i) an 8% coupon senior secured promissory note in an aggregate principal amount of $110.0 million (the “Refinancing Note”) that will mature three years from the date of issuance, and (ii) a warrant to purchase shares of our Common Stock (the “Refinancing Warrant”) in exchange for the 2020 Note and 2021 Note, along with a cash payment to the Company of $57.7 million. The Refinancing Note and the Refinancing Warrant will be issued pursuant to a Securities Purchase Agreement to be entered into between us and High Trail (the “Refinancing Securities Purchase Agreement”), and the Refinancing Securities Purchase Agreement will be substantially similar to the 2020 Securities Purchase Agreement and the 2021 Securities Purchase Agreement.
Except as described herein, the terms of the Refinancing Note will be substantially similar to the terms of the 2020 Note and the 2021 Note. The Refinancing Note will be a senior secured obligation of ours and rank senior to all of our indebtedness. The Refinancing Note will not have any amortization payments.
We may redeem all (but not less than all) of the Refinancing Note at a price of 110% of the then-outstanding principal amount, plus accrued interest, if the Refinancing Note is redeemed prior to the one year anniversary of the issuance thereof, 108% of the then-outstanding principal amount, plus accrued interest, if the Refinancing Note is redeemed on or after the one year anniversary of the issuance thereof but prior to the second anniversary of the issuance thereof and 104% of the then-outstanding principal amount, plus accrued interest, if the Refinancing Note is redeemed on or after the second anniversary of the issuance thereof. Subject to certain exceptions, upon the completion of any equity financing, we will be required to redeem (at par) a principal amount of the Refinancing Note equal to no less than the greater of (i) 20% of the net proceeds of such equity financing, excluding net proceeds that will be used to make acquisitions, if any, and (ii) 5% of the net proceeds of such equity financing, in each case with a cap of $[•] million per financing.
The Refinancing Note will impose certain customary affirmative and negative covenants upon us that are substantially the same as the covenants in the 2020 Note and 2021 Note, including covenants that (i) restrict us and our subsidiaries from incurring any additional indebtedness or suffering any liens, subject to specified exceptions, (ii) restrict us and our subsidiaries from making certain investments, subject to specified exceptions, (iii) restrict the declaration of any dividends or other distributions, subject to exceptions for specified subsidiaries, (iv) require us and our subsidiaries to maintain specified earnings, and (v) require us to maintain minimum amounts of cash on hand. However, the quarterly target adjusted EBITDA thresholds that we will be required to have as of the last day of each applicable fiscal quarter for the 12 month period ending on such day will be as follows:
Quarter	Target Adjusted EBITDA (in millions)
Q1 2021	$13.0
Q2 2021	$12.0
Q3 2021	$18.0
Q4 2021	$23.0

Quarter	Target Adjusted EBITDA (in millions)
Q1 2022	$28.5
Q2 2022	$30.5
Q3 2022	$32.5
Q4 2022	$34.5
Q1 2023	$36.5
Q2 2023	$38.5
Q3 2023	$40.5
Q4 2023	$40.5
Q1 2024	$40.5
The Refinancing Note will contain events of default that are substantially similar to the events of default included in the 2020 Note and the 2021 Note. If an event of default under the Refinancing Note occurs, High Trail will be able to elect to redeem the Refinancing Note for cash equal to 115% of the then-outstanding principal amount of the Refinancing Note, plus accrued and unpaid interest, including default interest, which accrues at a rate per annum equal to 15% from the date of a default or event of default (the “Refinancing Event of Default Acceleration Amount”). If we fail to pay the Refinancing Event of Default Acceleration Amount in cash, then High Trail will be able to elect to redeem the Refinancing Note and receive the unpaid portion of the Refinancing Event of Default Acceleration Amount entirely or partially in shares of Common Stock (“Refinancing Note Shares”). The price at which any Refinancing Note Shares will be issued to pay such Refinancing Event of Default Acceleration Amount will be equal to 80% of the lesser of (i) the daily VWAP on the date High Trail delivers notice of its election to redeem the Refinancing Note for shares of Common Stock (the “Refinancing Event of Default Stock Payment Date”), and (ii) the average of the lowest two daily VWAPs during the ten trading day period ending on such Refinancing Event of Default Stock Payment Date (such lower price, the “Refinancing Note Shares Price”). Assuming that the Refinancing Note Shares Price is equal to 80% of $[•], the closing price of our Common Stock on the Record Date, and that Refinancing Event of Default Acceleration Amount is equal to 115% of the initial $110.0 million principal amount of the Refinancing Note, up to [•] shares of Common Stock could be issued pursuant to the Refinancing Note, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the Refinancing Note, based on the number of shares of Common Stock outstanding as of the Record Date. High Trail will also have the option of requiring us to redeem the Refinancing Note if we undergo a fundamental change for 105% of the then-outstanding principal amount of the Refinancing Note plus any accrued default interest thereon.
The foregoing calculation is provided solely for illustrative purposes and any shares of our Common Stock that may ultimately be issued pursuant to the Refinancing Note will vary based upon the then-outstanding principal amount of the Refinancing Note, the daily VWAP on the days prior to and on the Refinancing Event of Default Stock Payment Date and what portion, if any, of the Refinancing Event of Default Acceleration Amount that High Trail elects to request that we satisfy in shares of our Common Stock.
The terms of the Refinancing Warrant will be substantially similar to the terms of the 2020 Warrant, the 2021 Warrant, the Penny Warrant and the Additional Warrant. The Refinancing Warrant will be exercisable for a number of shares equal to $71.0 million divided by the 15-day VWAP on the day of signing definitive documentation for the Refinancing. Assuming that the 15-day VWAP is equal to $[•], the closing price of our Common Stock on the Record Date, the Refinancing Warrant would be exercisable for [•] shares of Common Stock, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the Refinancing Warrant, based on the number of shares of Common Stock outstanding as of the Record Date. The foregoing calculation is provided solely for illustrative purposes and any shares of our Common Stock that may ultimately be issuable upon exercise of the Refinancing Warrant, and the exercise price of the Refinancing Warrant, will vary based on the 15-day VWAP prior to the entry into the definitive documentation for the Refinancing. The exercise price of the Refinancing Warrant will be equal to 110% of the 15-day VWAP on the day of signing the definitive documentation for the Refinancing, but in no event shall the exercise price be (A) lower than the lower of: (i) the closing price of our Common Stock (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, and (B) higher than 110% of the closing price of our Common Stock (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement. The Refinancing Warrant will be immediately exercisable, have a term of five years from the date of issuance and will be exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Refinancing Warrant (the “Refinancing Warrant Shares”), in which case the Refinancing Warrant shall also be exercisable on a cashless exercise basis at High Trail’s election. The Refinancing Warrant will include a provision that provides us with the right to require High Trail to exercise the Refinancing Warrant if the price of our Common Stock exceeds 200% of the exercise price of the Refinancing Warrant for 20 consecutive trading days and certain other conditions are satisfied.
The Refinancing Note and the Refinancing Warrant will provide that in no event will the number of shares of Common Stock issued pursuant to the Refinancing Note or upon exercise of the Refinancing Warrant result in High Trail’s beneficial ownership exceeding 9.99% of our shares outstanding at the time such shares are to be issued (which percentage may be decreased or increased by High Trail, but to no greater than 9.99%, and provided that any increase will not be effective until the sixty-first (61st) day after notice of such request by High Trail to increase its beneficial ownership limit has been delivered to us).
In connection with the Refinancing, we will agree that, until the later of (i) the 18-month anniversary of the date of issuance of the Refinancing Note, and (ii) the date the Refinancing Note is fully repaid, High Trail will, subject to certain exceptions, have the right to participate for up to 40% of any debt, preferred stock or equity-linked financing by us or our subsidiaries and up to 10% of any Common Stock equity financing by us or our subsidiaries. We will also agree, subject to certain exceptions, not to register, offer or issue any equity or equity-linked securities until the date that is 15 days after the date of issuance of the Refinancing Note, as well as agree to file a resale registration statement covering the shares issuable upon exercise of the Refinancing Warrant.
Approval of Proposal No. 6 will grant us the authority (but not the obligation), without further action by the stockholders, to complete the Refinancing with High Trail and issue shares pursuant to the Refinancing Note and upon exercise of the Refinancing Warrant without having to obtain further approvals from our stockholders under the Nasdaq Rules. We cannot predict the market price of our Common Stock at any future date, and therefore cannot predict the number of Refinancing Note Shares that may be issuable pursuant to the Refinancing Note or the number of Refinancing Warrant Shares that may be issuable upon exercise of the Refinancing Warrant. If approved, the Refinancing will be completed, if at all, within three months from the date of stockholder approval. We expect to use the proceeds of the Refinancing Note to repay all amounts owed under the MidCap Credit Facility, potential acquisitions, working capital and general corporate purposes. In addition, as the Refinancing contemplates the exchange and cancellation of the 2020 Note and the 2021 Note, if we complete the Refinancing, then we will no longer be potentially obligated to issue shares pursuant to the 2020 Note or the 2021 Note, and the approvals to issue shares pursuant to the 2020 Note and the 2021 Note that we are seeking in Proposal No. 1 and Proposal No. 2, respectively, will no longer be applicable and be of no further force or effect.
Reasons for Requesting Stockholder Approval
As described above, our Common Stock is listed on the Nasdaq Capital Market and, therefore, we are subject to the rules of The Nasdaq Stock Market LLC, including Nasdaq Listing Rules 5635(a) and 5635(d). Under the Nasdaq Rules, because we consummated the 2021 Private Placement in connection with the Asset Purchase, and because we consummated both the 2020 Private Placement and the 2021 Private Placement and entered into the Letter Agreement with High Trail SA and High Trail ON, affiliates of High Trail, we cannot issue shares of Common Stock pursuant to the Refinancing Note or the exercise of the Refinancing Warrant, unless our stockholders approve the issuance of shares pursuant to the Refinancing Note and the Refinancing Warrant, and we therefore do not expect to be able to consummate the Refinancing unless stockholder approval is obtained. We are seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) so that we can consummate the Refinancing and, after issuing the Refinancing Note and the Refinancing Warrant, issue shares of Common Stock pursuant to the Refinancing Note or pursuant to any exercise of the Refinancing Warrant.

Possible Effects if Proposal No. 6 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 6 is approved, we will be able to complete the Refinancing, issue shares of Common Stock pursuant to the terms of the Refinancing Note if an event of default under the Refinancing Note occurs, we fail to pay the Refinancing Event of Default Acceleration Amount in cash and High Trail elects to redeem the Refinancing Note and receive the unpaid portion of the Refinancing Event of Default Acceleration Amount entirely or partially in shares of Common Stock, and issue shares of Common Stock pursuant to the exercise of the Refinancing Warrant.
Assuming that the Refinancing Note Shares Price is equal to 80% of $[•], the closing price of our Common Stock on the Record Date, and that Refinancing Event of Default Acceleration Amount is equal to 115% of the initial $110.0 million principal amount of the Refinancing Note, up to [•] shares of Common Stock could be issued pursuant to the Refinancing Note, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the Refinancing Note, based on the number of shares of Common Stock outstanding as of the Record Date. In addition, assuming that the 15-day VWAP is equal to $[•], the closing price of our Common Stock on the Record Date, the Refinancing Warrant would be exercisable for [•] shares of Common Stock, which amount would represent [•]% of our total outstanding Common Stock following the issuance of the shares of Common Stock pursuant to the exercise of the Refinancing Warrant, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 6 is approved, our stockholders may experience dilution if shares of our Common Stock are ultimately issued pursuant to the Refinancing Note or the Refinancing Warrant is exercised in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of the Refinancing Note Shares or the Refinancing Warrant Shares into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.
The foregoing calculations are provided solely for illustrative purposes and any shares of our Common Stock that may ultimately be issued pursuant to the Refinancing Note will vary based upon the then-outstanding principal amount of the Refinancing Note, the daily VWAP on the days prior to and on the Refinancing Event of Default Stock Payment Date and what portion, if any, of the Refinancing Event of Default Acceleration Amount that High Trail elects to request that we satisfy in shares of our Common Stock. In addition, the number of shares issuable pursuant to the Refinancing Warrant, and the exercise price of the Refinancing Warrant, will vary based on the 15-day VWAP prior to the entry into the definitive documentation for the Refinancing.
Possible Effects if Proposal No. 6 is Not Approved
If Proposal No. 6 is not approved by our stockholders, then we will not be able to complete the Refinancing and will have to locate an alternative source of financing in order to be able to complete additional acquisitions of assets and companies in accordance with our previously announced M&A strategy, and such alternative source of financing may not be readily available or on terms that are acceptable to us, and we may not be able to explore and consummate acquisitions of other businesses or assets that we believe may be complementary to our current offerings.
Recommendation
Our Board believes approval of Proposal No. 6 is in the best interests of our Company and our stockholders because the Refinancing would allow us to (i) consolidate our outstanding term loans with High Trail SA and High Trail ON into one term loan and one promissory note, (ii) repay the MidCap Credit Facility, and (iii) use the additional net proceeds from the Refinancing for potential acquisitions, working capital and general corporate purposes, which we believe will help us to achieve our planned operating activities, including our previously announced M&A strategy.
Vote
Under Nasdaq Listing Rules 5635(a) and 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, excluding (1) the 1,387,759 shares of Common Stock issued to Healing Solutions on February 2, 2021 in connection with the Asset Purchase, and (2) the 980,000 shares of Common Stock issued to High Trail SA on February 9, 2021 pursuant to the exercise of the 2020 Warrant, is required for stockholder approval of the proposal to approve the issuance of shares pursuant to the Refinancing Note and upon exercise of the Refinancing Warrant. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 6 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 6, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 6 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND 5635(D), OF THE ISSUANCE OF SHARES PURSUANT TO A SENIOR SECURED NOTE AND UPON EXERCISE OF A WARRANT TO PURCHASE COMMON STOCK THAT MAY BE ISSUED IN CONNECTION WITH A REFINANCING OF THE SENIOR SECURED NOTE DUE 2022 AND THE SENIOR SECURED NOTE DUE 2023.

PROPOSAL NO. 7

APPROVAL OF THE ISSUANCE OF UP TO $[•] OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF UP TO [•]% BELOW THE MARKET PRICE OF THE COMPANY’S COMMON STOCK IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND 5635(D)
We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Nasdaq Listing Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.
We hereby submit this Proposal No. 7 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:
•
The aggregate number of shares of Common Stock issued in the offerings will not exceed [•] shares of our Common Stock (including for this purpose shares issuable upon conversion or exercise of preferred stock, options, warrants, convertible debt or other securities convertible into or exercisable for Common Stock), subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings;

•	The total aggregate consideration will not exceed $[•] million;
•
The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of [•]% below the market price of our Common Stock at the date of issuance in recognition that the historical volatility in the price of our Common Stock makes the pricing discount of our stock required by investors at any particular time difficult to predict at this time. For example, the range of low and high closing prices for our Common Stock, for the period from March 1, 2020 through March 1, 2021 was $1.61 to $47.66;

•	Such offerings will occur, if at all, on or before the date that is three months from the date of the Special Meeting; and
•	Such other terms as our Board shall deem to be in the best interests of us and our stockholders, not inconsistent with the foregoing.
The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us in order to maintain their proportionate ownership of the Common Stock.
The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of us, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by us.
The issuance of additional shares of Common Stock in any offering, including any potential offerings in accordance with this Proposal No. 7, could also have an effect on stockholders’ voting power. Nasdaq Listing Rule 5635(b) requires us to obtain stockholder approval prior to an issuance with respect to shares of Common Stock, or securities convertible into Common Stock, which could result in a subsequent change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person may be considered a change of control of such issuer. Accordingly, in the event that the issuance of additional shares of Common Stock in any potential offering in accordance with this Proposal No. 7 triggers the requirements of Nasdaq Listing Rule 5635(b), we are seeking stockholder approval now, to better ensure efficiency and optionality in the future.
Our Board has not yet determined the terms and conditions of any offerings or the use of proceeds for any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than [•] million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split, and including for this purpose shares issuable upon conversion or exercise of preferred stock, options, warrants, convertible debt or other securities convertible into or exercisable for Common Stock). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.
We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $[•] million. If all or part of the offerings is completed, the net proceeds will be used to repay the 2020 Note and the 2021 Note (as required pursuant to the terms of the 2020 Note and the 2021 Note), or, if the Refinancing is completed, the Refinancing Note, to complete potential acquisitions and for working capital and general corporate purposes. Pursuant to the terms of the 2020 Note and the 2021 Note, the aggregate amount of any repayment that we would be required to make would be equal to no less than the greater of (i) 20% of the net proceeds of any equity financing, excluding net proceeds that will be used to make acquisitions, if any, and (ii) 5% of the net proceeds of any equity financing, in each case with a cap of $5.5 million per financing. Pursuant to the Refinancing Note, if issued, the aggregate amount of any repayment that we would be required to make would be equal to no less than the greater of (i) 20% of the net proceeds of any equity financing, excluding net proceeds that will be used to make acquisitions, if any, and (ii) 5% of the net proceeds of any equity financing, in each case with a cap of $[•] million per financing.
We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings. If we do complete any offerings, pursuant to the terms of the 2020 Note and the 2021 Note, High Trail SA and High Trail ON will, subject to certain exceptions, have the right to participate for up to an aggregate of 40% of any debt, preferred stock or equity-linked financing and up to an aggregate of 10% of any common stock equity financing. If we complete the Refinancing and the 2020 Note and the 2021 Note are no longer outstanding, the Refinancing Note will provide that High Trail will, subject to certain exceptions, have the right to participate for up to an aggregate of 40% of any debt, preferred stock or equity-linked financing and up to an aggregate of 10% of any common stock equity financing.
We may pursue offerings in accordance with this Proposal No. 7 in addition to, or as an alternative to, the Refinancing discussed in Proposal No. 6.
Possible Effects if Proposal No. 7 is Approved
As of the Record Date, we had [•] shares of Common Stock issued and outstanding. If Proposal No. 7 is approved, we will be able to issue up to an aggregate of [•] shares of Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions) in non-public offerings having an aggregate dollar amount of no more than $[•] million where the maximum discount at which the securities will be offered will be equivalent to a discount of [•]% below the market price of our Common Stock, measured as of the date of issuance. If all of such shares of Common Stock were issued, they would represent [•]% of our total outstanding Common Stock following the issuance of the full [•] shares of Common Stock in the offerings, based on the number of shares of Common Stock outstanding as of the Record Date. Accordingly, if Proposal No. 7 is approved and we effectuate offerings in accordance with Proposal No. 7, our stockholders would experience dilution in addition to any dilution that may be experienced if one or more of the other Proposals contained in this Proxy Statement is approved by our stockholders. Such dilution would result in our current stockholders holding a smaller percentage interest in our voting power, liquidation value and aggregate book value. Additionally, the resale of any shares issued in offerings in accordance with this Proposal No. 7 into the public markets, or the perception that such sales will occur, could cause the market price of our Common Stock to decline.
Possible Effects if Proposal No. 7 is Not Approved
If Proposal No. 7 is not approved by our stockholders, then we may not issue securities in one or more non-public offerings where the maximum discount at which the securities will be offered will be equivalent to a discount of [•]% below the market price of our Common Stock in accordance with Nasdaq Listing Rule 5635(d), if such offerings result in the issuance by us of more than 19.99% of our outstanding Common Stock (or securities convertible into or exercisable for shares of our Common Stock), measured as of the date of issuance. We may still complete such offerings in accordance with Nasdaq Listing Rule 5635(d), so long as the issuance of such securities do not result in the issuance by us of more than 19.99% of our outstanding Common Stock (or securities convertible into or exercisable for shares of our Common Stock), measured as of the date of issuance.
Recommendation
Our Board believes approval of Proposal No. 7 is in the best interests of our Company and our stockholders because it will provide us with additional financing if the offerings are completed. Such funds would provide additional cash resources for our planned operating activities and potential M&A and other opportunities.
Vote
Under Nasdaq Listing Rule 5635(d), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon is required for stockholder approval of the proposal to approve the issuance of securities in one or more non-public offerings where the maximum discount at which the securities will be offered will be equivalent to a discount of [•]% below the market price of our Common Stock in accordance with Nasdaq Listing Rule 5635(d). Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 7 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 7, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 7 has been approved.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO $[•] OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF UP TO [•]% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND 5635(D).

PROPOSAL NO. 8

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE OTHER PROPOSALS
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal Nos. 1 through 7, we may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.
In this Proposal No. 8, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal Nos. 1 through 7, each as described in this Proxy Statement. If our stockholders approve this Proposal No. 8, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal No. 8 could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Recommendation
Our Board believes approval of Proposal No. 8 is in the best interests of our Company and our stockholders as it will allow us to adjourn the meeting and solicit additional proxies in favor of Proposal Nos. 1 through 7, if needed.
Vote
The affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon is required for stockholder approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal Nos. 1 through 7. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 8 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 8, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 8 has been.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE OTHER PROPOSALS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of February 28, 2021, with respect to the beneficial ownership of shares of our Common Stock by:
•	each of our directors;
•	each of our Named Executive Officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our Common Stock.
This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any beneficial owner of more than five percent of our Common Stock as of February 28, 2021. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.
We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of February 28, 2021 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our Common Stock is based on 29,461,935 shares of our Common Stock outstanding as of February 28, 2021.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003.
	Beneficial Ownership of Common Stock
	Number of Shares	%(1)
Greater than 5% Stockholders:
9830 MacArthur LLC	4,056,000(2)	13.8%
MV II, LLC	2,123,078(3)(4)	7.2%
Asher Delug	2,503,608(5)	8.5%
Named Executive Officers and Directors:
Yaniv Sarig	506,013(6)	1.7%
Fabrice Hamaide	1,332,085(7)	4.5%
Tomer Pascal	452,312(8)	1.5%
William Kurtz	50,413(9)	*
Greg B. Petersen	48,625(10)	*
Amy von Walter	34,325(11)	*
Bari A. Harlam	36,125(12)	*
All current executive officers and directors as a group (11 persons)	3,527,219(13)	11.5%
*	Denotes less than 1%.
(1)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of Common Stock outstanding as of February 28, 2021, plus the number of shares of Common Stock that such person or group had the right to acquire within 60 days after February 28, 2021.

(2)
Comprised of 4,056,000 shares of Common Stock held directly by 9830 MacArthur, a Wyoming limited liability company. The address of 9830 MacArthur is 30 N. Gould St., Suite R Sheridan, WY 82801. See the section of this Proxy Statement below entitled “Voting Agreement with 9830 Macarthur LLC”.

(3)
MV II, LLC, Dr. Larisa Storozhenko and Mr. Maximus Yaney have entered into the Restated Voting Agreement (as defined below) with us, pursuant to which our Board has the sole right to vote all of the Voting Interests (as defined below) as the Designating Parties’ (as defined below) proxyholder. Pursuant to the proxy granted by the Designating Parties, our Board is required to vote all of the Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than the Designating Parties. The proxy granted by the Designating Parties under the Restated Voting Agreement is irrevocable. In addition, the Restated Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC. The Restated Voting Agreement became effective June 12, 2019 and will continue until the earlier to occur of (i) a Deemed Liquidation

Event (as defined below) unless, immediately upon such Deemed Liquidation Event, our Common Stock is and remains listed on The Nasdaq Stock Market LLC, or (ii) Mr. Yaney’s death. Through the Restated Voting Agreement, our Board has voting power over an aggregate of 3,748,616 shares of our Common Stock through shares of Common Stock held by the Designating Parties. As of February 28, 2021, the Designating Parties held 3,748,616 shares of our Common Stock, or 12.7% of our shares outstanding. See the section of this Proxy Statement below entitled “Voting Agreement among MV II, LLC, Dr. Larisa Storozhenko and Maximus Yaney”.
(4)
Comprised of 2,123,078 shares of Common Stock held directly. Lucile Yaney is the control person of MV II, LLC and has dispositive power over the shares held by MV II, LLC. The address of MV II, LLC is 1013 Centre Road, STE 403-A, Wilmington, DE 19805. The Designating Parties have entered into the Restated Voting Agreement with us, as more fully described in footnote 3.

(5)
Comprised of 2,503,608 shares of Common Stock held directly. Mr. Delug was a member of our Board until June 2019. Mr. Delug has entered into the Delug Voting Agreement (as defined below) with us, pursuant to which our Board has the sole right to vote all of the Delug Voting Interests (as defined below) as Mr. Delug’s proxyholder. Pursuant to the proxy granted by Mr. Delug, our Board is required to vote all of the Delug Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than Mr. Delug. The proxy granted by Mr. Delug under the Delug Voting Agreement is irrevocable. In addition, the Delug Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC. The Delug Voting Agreement became effective on June 12, 2019 and will continue until the earlier to occur of (i) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our Common Stock is and remains listed on The Nasdaq Stock Market LLC, or (ii) Mr. Delug’s death. Through the Delug Voting Agreement, our Board has voting power over an aggregate of 2,503,608 shares of our Common Stock through shares of Common Stock held by Mr. Delug. As of February 28, 2021, Mr. Delug held 2,503,608 shares of our Common Stock, or 8.51% of our shares outstanding. See the section of this Proxy Statement below entitled “ Voting Agreement with Asher Delug”.

(6)
Mr. Sarig’s holdings consist of (i) 28,526 shares of Common Stock held directly, (ii) 242,476 shares of restricted Common Stock granted pursuant to the Mohawk Group Holdings, Inc. 2019 Equity Plan (the “2019 Plan”) that are subject to vesting, and (iii) 235,011 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after February 28, 2021. The shares of restricted Common Stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

(7)
Mr. Hamaide’s holdings consist of (i) 686,944 shares of Common Stock held directly, (ii) 378,595 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after February 28, 2021, and (iii) 266,546 shares of restricted Common Stock granted pursuant to the 2019 Plan that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

(8)
Mr. Pascal’s holdings consist of (i) 153,220 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days after February 28, 2021, and (ii) 299,092 shares of restricted Common Stock that were granted pursuant to the 2019 Plan that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

(9)
Comprised of: (i) 22,088 shares of Common Stock held directly, and (ii) 28,325 shares of restricted Common Stock granted pursuant to the Mohawk Group Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2018 Plan have voting rights irrespective of any vesting requirements.

(10)
Comprised of: (i) 20,300 shares of Common Stock held directly, and (ii) 28,325 shares of restricted Common Stock granted pursuant to the 2018 Plan that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2018 Plan have voting rights irrespective of any vesting requirements.

(11)
Comprised of: (i) 6,000 shares of Common Stock held directly, and (ii) 28,325shares of restricted Common Stock granted pursuant to the 2018 Plan that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2018 Plan have voting rights irrespective of any vesting requirements.

(12)
Comprised of: (i) 7,800 shares of Common Stock held directly, and (ii) 28,325 shares of restricted Common Stock granted pursuant to the 2018 Plan that are subject to vesting. The shares of restricted Common Stock granted pursuant to the 2018 Plan have voting rights irrespective of any vesting requirements.

(13)
Comprised of shares included under “Named Executive Officers and Directors”, other than Mr. Hamaide, who ceased to be an executive officer effective March 8, 2021, and an aggregate of 691,292 shares of Common Stock, 1,006,773 shares of restricted Common Stock granted pursuant to the 2018 Plan and 2019 Plan that are subject to vesting, and 701,341 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after February 28, 2021 held by three of our other executive officers. The shares of restricted Common Stock granted pursuant to the 2018 Plan and the 2019 Plan have voting rights irrespective of any vesting requirements.

Voting Agreement among MV II, LLC, Dr. Larisa Storozhenko and Maximus Yaney
On November 1, 2018, Mr. Yaney, MV II, LLC, Dr. Larisa Storozhenko and Asher Maximus I, LLC, entered into a voting agreement with Asher Delug, as proxyholder (the “Initial Voting Agreement”). The Initial Voting Agreement was amended and restated pursuant to the Voting Agreement, dated March 13, 2019, by and among MV II, LLC, Dr. Larisa Storozhenko, Mr. Maximus Yaney, Mr. Delug and us (the “Restated Voting Agreement”). The Restated Voting Agreement became effective upon the closing of our initial public offering.
Under the Restated Voting Agreement, each of MV II, LLC, Dr. Larisa Storozhenko and Mr. Yaney (collectively, the “Designating Parties”) agreed to relinquish the right to vote their shares of our capital stock, and any of our other equity interests (collectively, the “Voting Interests”) by granting our Board the sole right to vote all of the Voting Interests as the Designating Parties’ proxyholder. The Voting Interests include all shares of our Common Stock currently held by the Designating Parties, as well as any of our securities or other equity interests acquired by the Designating Parties in the future. Pursuant to the proxy granted by the Designating Parties, our Board is required to vote all of the Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than the Designating Parties. The proxy granted by the Designating Parties under the

Restated Voting Agreement is irrevocable. In addition, the Restated Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC.
Under the Restated Voting Agreement, each of the Designating Parties further agreed not to purchase or otherwise acquire any shares of our capital stock or other equity securities, or any interest in any of the foregoing. As of February 28, 2021, the Designating Parties held 3,748,616 shares of our Common Stock, or 12.7% of our shares outstanding.
The Restated Voting Agreement will continue until the earlier to occur of (a) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our Common Stock is and remains listed on The Nasdaq Stock Market LLC, or (b) Mr. Yaney’s death. For purposes of the agreement, a “Deemed Liquidation Event” means (i) the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party other than a transaction or series of transactions in which the holders of our voting securities outstanding immediately prior to such transaction or series of transactions retain, immediately after such transaction or series of transactions, as a result of our shares held by such holders prior to such transaction or series of transactions, a majority of the total voting power represented by our outstanding voting securities or such other surviving or resulting entity; (ii) a sale, lease or other disposition of all or substantially all of our or our subsidiaries’ assets taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of us; or (iii) any liquidation, dissolution or winding up of us, whether voluntary or involuntary; however, a Deemed Liquidation Event shall not include any transaction effected primarily to raise capital for us or a spin-off or similar divestiture of our product or SaaS business as part of reorganization of us approved by our Board. In addition, the rights and obligations under the agreement will terminate with respect to shares of capital stock sold by a Designating Party in connection with any arm’s length transaction to a third party that is not a Designating Party, an affiliate of a Designating Party or any other individual or party that has a direct or indirect familial relationship with any Designating Party.
Voting Agreement with Asher Delug
On April 12, 2019, we entered into a voting agreement with Asher Delug (the “Delug Voting Agreement”) on substantially the same terms as the Restated Voting Agreement. The Delug Voting Agreement became effective upon the closing our initial public offering.
Under the Delug Voting Agreement, Mr. Delug agreed to relinquish the right to vote his shares of our capital stock, and any of our other equity interests (collectively, the “Delug Voting Interests”) by granting our Board the sole right to vote all of the Delug Voting Interests as Mr. Delug’s proxyholder. The Delug Voting Interests include all shares of our Common Stock currently held by Mr. Delug, as well as any of our securities or other equity interests acquired by Mr. Delug in the future. Pursuant to the proxy granted by Mr. Delug, our Board is required to vote all of the Delug Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than Mr. Delug. The proxy granted by Mr. Delug under the Delug Voting Agreement is irrevocable. In addition, the Delug Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC.
Under the Delug Voting Agreement, Mr. Delug further agreed not to purchase or otherwise acquire any shares of our capital stock or other equity securities, or any interest in any of the foregoing. As of February 28, 2021, Mr. Delug held 2,503,608 shares of our Common Stock, or 8.5% of our shares outstanding.
The Delug Voting Agreement will continue until the earlier to occur of (a) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our Common Stock is and remains listed on The Nasdaq Stock Market LLC, (b) Mr. Delug’s death, or (c) the date we and Mr. Delug agree to terminate the Delug Voting Agreement. For purposes of the agreement, a “Deemed Liquidation Event” has the same meaning as in the Restated Voting Agreement. In addition, the rights and obligations under the agreement will terminate with respect to shares of capital stock sold by Mr. Delug in connection with any arm’s length transaction to a third party that is not an affiliate of Mr. Delug or any other individual or party that has a direct or indirect familial relationship with Mr. Delug.
Voting Agreement with 9830 Macarthur LLC
On December 1, 2020, 9830 Macarthur LLC (“9830”), one of the sellers of the assets of leading e-commerce business brands Mueller, Pursteam, Pohl and Schmitt, and Spiralizer purchased by us on December 1, 2020, entered into a lock-up, voting and standstill agreement with us, pursuant to which 9830 agreed that until December 1, 2025, 9830 will, among other things, vote at each annual or special meeting of our stockholders all shares of Common Stock held by 9830 in accordance with the recommendations of our Board on each matter presented to our stockholders at such meeting. As of February 28, 2021, 9830 held 4,056,000 shares of our Common Stock, or 13.8% of our shares outstanding.
Voting Agreement with Healing Solutions LLC
On February 2, 2021, Healing Solutions, the seller of the assets of a retail and e-commerce business under the brands Healing Solutions, Tarvol, Sun Essential Oils and Artizen (among others) purchased by us on February 2, 2021, entered into a lock-up, voting and standstill agreement with us, pursuant to which Healing Solutions agreed that until August 2, 2021, Healing Solutions will, among other things, vote at each annual or special meeting of our stockholders all shares of Common Stock held by Healing Solutions in accordance with the recommendations of our Board on each matter presented to our stockholders at such meeting.
Voting Agreements with Our Executive Officers and Members of our Board
On February 9, 2021, each of our executive officers and members of our Board, in his or her capacity as one of our stockholders, entered into the Voting Agreements pursuant to which he or she agreed to vote, at an annual or special meeting of stockholders, all shares of Common Stock that he or she holds in favor of the Stockholder Approvals.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or our proxy solicitor, DF King. Direct your written request to DF King at 48 Wall Street, 22 Floor, New York, New York 10005. You may also call DF King at (800) 290-6424. Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request “householding” of their communications should contact their broker or our proxy solicitor in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or phone number above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
WHERE YOU CAN FIND MORE INFORMATION
We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including Mohawk Group Holdings, Inc. The SEC’s Internet site can be found at http://www.sec.gov. We are incorporating by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March [•], 2021.
You should rely only on the information contained in, or incorporated by reference as an exhibit to, this Proxy Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than March [•], 2021, or such earlier date as is expressly set forth herein.
MISCELLANEOUS INFORMATION
There are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company. There has been no change in control of the Company since the beginning of the Company’s last fiscal year.
ADDITIONAL DOCUMENTS
This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this Proxy Statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.
Any statement contained herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and copies of the definitive agreements summarized in this Proxy Statement, are available without charge upon written request to the Secretary of the Company at our principal executive office: 37 East 18th Street, 7th Floor, New York, NY 10003.

OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment. You may also obtain any of the documents filed by us with the SEC at no cost from the SEC’s website at http://www.sec.gov.
By Order of the Board of Directors

Yaniv Sarig
Chief Executive Officer
[•], 2021
You are cordially invited to attend the Special Meeting electronically by visiting www.virtualshareholdermeeting.com/MWK2021SM. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the Special Meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
If you have any questions about this Proxy Statement or the Special Meeting, you may contact DF King at:
D.F. King & Co., Inc.
48 Wall Street, 22 Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 290-6424
Email: MWK@dfking.com

[Form of Proxy]
PRELIMINARY COPY DATED MARCH 8, 2021 - SUBJECT TO COMPLETION

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MWK2021SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by phone, you do NOT need to mail back your proxy card. Your Internet or phone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39131-S19440

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOHAWK GROUP HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8.

Each proposal was proposed by the Company and no proposal is related to or conditioned on the approval of other matters.

NOTE: The Proxyholders will act on other business as may properly come before the meeting. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Please sign exactly as name appears on share certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign and date. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY COPY DATED MARCH 8, 2021 - SUBJECT TO COMPLETION

You are cordially invited to attend our
Special Meeting of Stockholders,
to be held virtually, via live webcast at www.virtualshareholdermeeting.com/MWK2021SM at 10:00 a.m., Eastern Time, on [TBD], 2021.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D39132-S19440

MOHAWK GROUP HOLDINGS, INC.
Special Meeting of Stockholders
[TBD], 2021 10:00 a.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoint(s) Joseph A. Risico and Christopher J. Porcelli and each of them, as proxies (each and any substitute, a "Proxyholder") with full power of substitution and with authority to vote all shares of common stock, par value $0.0001 per share (the "Common Stock"), of Mohawk Group Holdings, Inc. ("Mohawk" or the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company scheduled to be held virtually on [TBD], 2021, at 10:00 a.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/MWK2021SM (including any adjournments, postponements or continuations thereof the "Special Meeting") on all matters coming before the Special Meeting.

The undersigned acknowledges receipt of the accompanying proxy statement from Mohawk (the “Proxy Statement”) and revokes all prior proxies for the Special Meeting.

This proxy is governed by the laws of the State of Delaware.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THIS PROXY IS PROPERLY EXECUTED BY THE STOCKHOLDER(S), THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS SET FORTH HEREIN. THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE